1995
                             STOCK OPTION PLAN
                             WEIS MARKETS, INC.
                   As Amended and Restated October 1, 1998



I.    Definitions.
      A. As used in this Plan the following definitions apply to the terms indicated below:

      "Board" means the Board of Directors of Weis Markets, Inc.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Committee" means the Executive Compensation Committee of the Board.

      "Company" means Weis Markets, Inc., a Pennsylvania Corporation.

      "Eligible employee" means any employee who is at the date of the granting of an option hereunder an executive or administrative employee of the Company or of any subsidiary corporation now or hereafter existent, and who at the time receives regular base compensation from the Company or any subsidiary, or any combination thereof, at a rate or rates aggregating $8,000 or more per year. For the purposes of this Plan the Committee shall have the authority to determine whether or not an employee is an executive or administrative employee, but these terms shall be limited to employees having administrative responsibility involving the use of judgment or discretion in the direction of the activities of others, and any other employees customarily considered as executive line or staff personnel. The determination of base compensation may be made by annualizing the regular base compensation rate in effect with respect to an employee at the payroll period last preceding the date of grant of the option. The term eligible employee shall not include an individual possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation if such entity may exist in the future. Also, the term eligible employee shall not include a member of the Committee.

      "Incentive Stock Option" means an Option granted under the Plan pursuant to Section 422 of the Code.

      "Nonstatutory Stock Option" means an Option granted under the Plan which does not qualify under Section 422 of the Code.

      "Option" means an option for the purchase of Shares under the Plan. Each Option shall be represented by an Option certificate in such form, not inconsistent with the Plan, as the Committee may authorize for general use or for specific cases from time to time, which shall be executed by the Company and the Participant, provided that each Option certificate shall specify whether the underlying Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option.

      "Option period" means a period of time expressed in months from the date of grant of an Option, during which an Option becomes exercisable by its terms.

      "Participant" means any holder of an Option granted under the Plan.

      "Plan" means this stock option plan.

      "Shares" means shares of the Company's capital stock reserved for the purposes of the Plan.

      B. An Option shall be effectively "granted" under this Plan on the date specified by the Committee, provided however that grants of Options under the Plan are subject to approval by the Board. Any recipient of an Option who serves on the Board shall abstain from any discussion or vote concerning the grant of any Options.

      C. As used herein the masculine includes the feminine and the plural includes the singular.

II.   Shares Subject to the Plan.
      There may be issued pursuant to the Plan Options for the Purchase of not more than 300,000 Shares. In the event of any change in the Shares, as a result of recapitalization, stock split, combination of shares or stock dividend (but in the case of a stock dividend only if and to the extent that all of such stock dividends within one fiscal year shall increase the number of outstanding shares by more than 5%), appropriate adjustment shall be made in the total number of Shares to which the Plan relates, in the number of Shares allocable to any one employee pursuant to Options, and in the number of Shares subject to outstanding unexercised Options, and with respect to the purchase price per Share payable upon exercise, so as to prevent undue appreciation or dilution of the rights conferred by any Option, or of the Shares reserved for the purposes of the Plan. No adjustment or substitution provided for in this Section II shall require the Company to issue or sell a fraction of a Share or other security. Accordingly, all fractional Shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. If any such adjustment or substitution provided for in this Section II requires the approval of shareholders in order to enable the Company to grant Incentive Stock Options, then no such adjustment or substitution shall be made without the required shareholder approval. Notwithstanding the foregoing, in the case of Incentive Stock Options, if the effect of any such adjustment or substitution would be to cause the Option to fail to continue to qualify as an Incentive Stock Option or to cause a modification, extension or renewal of such Option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding Option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such Incentive Stock Option.

III.  Allocation of Shares.
      The Committee may at any time during the term of this Plan allocate Shares to any eligible employee under and pursuant to an Incentive Stock Option and/or a Nonstatutory Stock Option, subject to prior allocation of Shares under previously granted Options to the same or other persons and provided that Incentive Stock Options and Nonstatutory Stock Options may not be granted in tandem. The aggregate number of Shares allocable to any one employee, pursuant to one or more Options, shall not exceed 20,000 Shares in any one calendar year. Notwithstanding any other provision contained in the Plan or in any Option certificate, the aggregate fair market value, determined as provided in Section V of the Plan on the date of grant, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If any Option is canceled, or terminates or lapses in whole or in part for any reason other than the termination of the Plan as a whole, any number of Shares not purchased thereunder shall forthwith become available again for allocation under new Options in accordance with the Plan.

IV.   Plan Term.
      Subject to the provisions hereinafter contained relating to amendment or discontinuance, this Plan shall continue in effect until December 31, 2004; and no Option may be granted hereunder after such date, which is less than ten years from the earlier of the date of the adoption of the Plan by the Board and its approval by the shareholders of the Company. The effective date of the Plan shall be February 1, 1995.

V.    Option Price.
      The price at which the Shares may be purchased pursuant to any Option shall be 100% of the fair market value of the Shares on the date of the grant. The "fair market value" of Shares on any day shall be determined by the Committee in any proper manner in accordance with the following paragraph, including determinations based upon the quotations for the Company's stock on any national securities exchange on which it may be listed at the time, or upon the opinions of one or more brokerage firms. For all purposes under the Plan, fair market value of the Shares shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Shares are listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Shares as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Shares are not listed on such exchange, the highest and lowest sales prices per share of Shares for such date on (or on any composite index including) the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed, or (c) if the Shares are not listed on any such exchange, the highest and lowest sales prices per share of Shares for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Shares as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Shares shall be the mean between the bona fide bid and asked prices per share of the Shares as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section V. If the fair market value of the Shares cannot be determined on the basis previously set forth in this Section V on the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Shares on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

VI.   Option Period.
      No Option hereunder shall be exercisable after the expiration of ten
      (10) years from the date such Option is granted.

VII.  Conditions Relating to Exercise.
      A. No Option shall be transferable by the grantee thereof otherwise than by will or the laws of descent and distribution.

      B. All Options granted hereunder shall be exercisable during the lifetime of the grantee only by him.

      C. Subject to the foregoing, any Option granted pursuant to the Plan shall be exercisable immediately and to the extent exercisable at any time may be exercised in whole or in part, and the Option shall be no longer exercisable after a period of ten (10) years from the date such Option is granted.

      D. Payment for Shares purchased shall be made in full in cash upon exercise.

      E. Certificates for Shares purchased shall be issued and delivered at the time when the Option is exercised and payment therefor is received by the Company.

      F. An Option shall be exercised by delivering to the Company (or, if mailed to the Company, upon receipt by the Company), at 1000 South Second Street, Sunbury, Pennsylvania, a written notice signed by the Participant stating the number of Shares the Participant desires to purchase, enclosing payment or instructions for delivery against payment for such Shares at the Option price then in effect provided, that for purposes of determining whether any Options have been timely exercised, no Option shall be considered exercised until the Company actually receives the exercise price.

      G. Any person exercising an Option shall comply with all regulations and requirements of any Governmental authority having jurisdiction over the issuance or sale of capital stock of the Company, and as a condition to receiving any Shares shall execute all such instruments as the Company in its sole discretion may deem necessary or advisable.

      H. The Company may stamp, type or print upon any certificate issued pursuant to exercise of any Option any legend deemed proper by the Company, in its sole judgment and discretion, for the purpose of permitting it to comply, or to facilitate its compliance, with any and all provisions of law now or hereafter in force with respect to the issue or transfer of or reporting with respect to any Shares issued pursuant to an Option.

VIII. Termination of Employment.
      In the event of termination of a Participant's employment for any cause other than death or dismissal for conduct injurious to the Company's business or interests (as determined by the Board or Committee), the Participant may exercise any portion of the Option, not theretofore exercised, which has or under the terms of the Option become exercisable before the Participant's termination of employment, before the expiration of three months following the date of termination of his employment plus such additional portion or portions, if any, as the Participant may be permitted to exercise with the specific consent of the Committee; provided, however, that if the Participant shall engage in any conduct injurious to the Company's business or interests in any material way (as determined in the sole discretion of the Board or Committee), then all rights under the Option shall forthwith lapse and terminate.

IX.   Rights in the Event of Death.
      In the case of the death of a Participant, any Option then held by him, which shall not have lapsed or terminated prior to death, shall continue in force and shall be exercisable from time to time, to the same extent as though the decedent had remained alive for the entire period of the Option, by this executor, administrator, legatees or distributees of his estate (his "successors"); provided, however, that if his successors shall engage in any conduct injurious to the business or interests of the Company in any material way (as determined in the sole discretion of the Board or Committee), then all rights under the Option shall forthwith lapse and terminate.

X.    Powers of the Committee.
      Except as provided in Section I.B. of the Plan, the Plan shall be administered by the Committee, subject to the general supervision of the Board. The Board is hereby authorized subject to the provisions of the Plan to prescribe, amend and rescind rules and regulations of general application relating to the Plan and to make all other determinations (except as aforesaid) necessary or advisable for its administration.
      Any power granted to the Committee (except as aforesaid), either in this Plan or by the Board, may at any time be exercised by the Board.

XII.  Amendment and Discontinuance.
      A. The Board is authorized to make such amendments to the Plan as shall be necessary to bring it into conformity with any regulation of any Governmental body having jurisdiction, and may otherwise alter the Plan subject, however, to prior or subsequent approval by the shareholders of the Company if the amendment would decrease the Option price or increase the number of Shares included in the Plan or the number allocable to any one person, or make any change in the class of employees eligible to receive Incentive Stock Options under the Plan, or would involve any factor which in the opinion of counsel for the Company might affect qualification under the Code in effect at the time or compliance with applicable SEC regulations. The Board may at any time suspend or discontinue the Plan. No action of the Board or shareholders may increase or may impair any Option granted under the Plan except as herein provided.

      B. In the event of merger or consolidation of the Company into any other corporation, or in the event of the adoption of a Plan of complete or partial liquidation by requisite vote of the shareholders of the Company, the Plan and all outstanding Options shall terminate on the effective date of such merger or consolidation, or upon a date specified by the Board in case of a liquidation, provided that the Company shall make reasonable efforts to induce any corporate successor or prospective successor to assume all outstanding unexercised Options, with equitable adjustments of the Option price and number of Shares purchasable thereunder in light of the securities of the successor issued in the merger or consolidation.

      C. Neither the Company nor any director or officer shall be liable to any person for anything done or omitted in administration of the Plan or any Option. The issuance of stock upon proper and timely exercise of any Option may be compelled by an order of specific performance by any court of competent jurisdiction provided, however, that the obligation of the Company to issue Shares under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such Shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the Shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.